UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 30, 2024

RED VIOLET, INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-38407 (Commission File Number)	82-2408531 (I.R.S. Employer Identification Number)

2650 North Military Trail, Suite 300, Boca Raton, FL 33431

(Address of principal executive offices) (Zip Code)

561-757-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	RDVT	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth under Item 5.07 is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 30, 2024, Red Violet, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the "Annual Meeting"). At the Annual Meeting, the total number of shares represented in person or by proxy was 12,921,982 of the 13,737,548 shares of common stock outstanding and entitled to vote at the Annual Meeting as of the record date, April 16, 2024. The following matters were voted upon at the Annual Meeting:

1.
Election of Directors. The following named persons were elected as Directors of the Company to serve until the next Annual Meeting of Stockholders in 2025 or until their successors are elected and qualified. The votes cast were as follows:

Director Nominee	For	Vote Withheld	Broker Non-Vote

Peter Benz	10,903,154	600,261	1,418,567

Derek Dubner	11,337,424	165,878	1,418,680

William Livek	11,447,779	55,636	1,418,567

Steven Rubin	8,737,908	2,732,731	1,451,343

Lisa Stanton	11,238,464	264,951	1,418,567

2.
Ratification of Independent Public Accounting Firm for 2024. The stockholders voted to ratify the appointment of Grant Thornton, LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2024. The stockholder vote was as follows:

Votes	12,687,646	FOR the resolution

Votes	234,314	AGAINST the resolution

Votes	22	ABSTAIN

There were no broker non-votes for this proposal.

3.
Frequency of Say on Pay. The stockholders voted, on an advisory basis, to submit future Say on Pay proposals to stockholders every year. The stockholder vote was as follows:

Votes	9,786,293	ONE YEAR

Votes	373,115	TWO YEARS

Votes	62,442	THREE YEARS

Votes	1,281,565	ABSTAIN

There were 1,418,567 broker non-votes for this proposal.

Following the Annual Meeting, and based upon the vote of the stockholders approving annual Say on Pay proposals, the Board of Directors intends to submit Say on Pay proposals to the stockholders each year until the occurrence of the next advisory vote on the frequency of the submission of future Say on Pay proposals.

4.
Say on Pay. The stockholders voted to approve, on an advisory basis, the Company’s named executive officers’ compensation for 2023, as described in the proxy statement for the Annual Meeting in accordance with Regulation S-K, Item 402. The stockholder vote was as follows:

Votes	11,346,696	FOR the resolution

Votes	155,188	AGAINST the resolution

Votes	1,530	ABSTAIN

There were 1,418,568 broker non-votes for this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Red Violet, Inc.

Date: May 30, 2024	By:	/s/ Derek Dubner
Derek Dubner
Chief Executive Officer (Principal Executive Officer)